The Prudential Series Fund

PSF Natural Resources Portfolio

Supplement dated June 13, 2022 to the
Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for the PSF Natural Resources Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

The Board of Trustees of the Trust, on behalf of the Portfolio, approved: (i) replacing Allianz Global Investors U.S. LLC (AllianzGI) with T. Rowe Price Associates, Inc. (T. Rowe Price) as a subadviser to the Portfolio; (ii) changing the Portfolio’s principal investment strategies; and (iii) changing the Portfolio’s secondary benchmark index. The management fee rate paid by the Portfolio will not change.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies on or about June 15, 2022 with final completion expected by July 1, 2022.

To reflect the changes described above, the Prospectus is hereby revised as follows, effective, unless otherwise noted, June 15, 2022:

A.

The description of the Portfolio’s principal investment strategies in the “SUMMARY: PSF NATURAL RESOURCES Portfolio—INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources companies, including those companies that are principally engaged in the research, development, manufacturing, extraction , distribution or sale of materials, energy or goods related to the agriculture, energy, materials or commodity-related industrials sectors.

The Portfolio’s subadviser, T. Rowe Price Associates, Inc., invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Portfolio’s subadviser’s outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may also invest in other investment companies and illiquid investments.

B.

Paragraphs three and four under “Past Performance” in the “SUMMARY: PSF NATURAL RESOURCES Portfolio—INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted and replaced with the following:

The table also demonstrates how the Portfolio’s performance compares to the returns of Lipper Global Natural Resources Funds Index, which the Portfolio’s investment manager believes reflects the Portfolio’s investment objective. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Note: The PSF Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective June 15, 2022. The annual returns prior to June 15, 2022 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Prior to June 15, 2022, the Portfolio’s custom blended index consisted of the 60% MSCI World Energy Index (ND) and 40% MSCI World Materials Index (ND).

C.	The index table under “Past Performance” in the “SUMMARY: PSF NATURAL RESOURCES—INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the following table:
Index	1 Year	5 Years	10 Years
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	22.35%	15.64%	13.32%
PSF Natural Resources Custom Blended Index (reflects no deduction for fees, expenses or taxes)	31.03%	4.83%	3.23%
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	32.46%	3.86%	2.10%
D.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Shinwoo Kim	Vice President and Portfolio Manager	June 2022
E.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST—PSF NATURAL RESOURCES PORTFOLIO” is hereby deleted and replaced with the information set forth below:

The investment objective of this Portfolio is long-term growth of capital.

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser’s outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

In the mining area, for example, the Subadviser might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio’s share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

The Portfolio may also invest in other investment companies and illiquid investments.

Other Investments: Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio’s investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign and emerging markets securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio’s investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Future and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

F.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED—PORTFOLIO MANAGERS—PSF Natural Resources Portfolio” is hereby deleted and replaced with the information set forth below:

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Shinwoo Kim is the Investment Advisory Committee Chairman for the Portfolio.

Shinwoo Kim is the portfolio manager for the Global Natural Resources Equity Strategy, including the New Era Fund. He is the president and chairman of the fund’s Investment Advisory Committee. In addition, Shinwoo is a member of the Investment Advisory Committees of the US Large-Cap Value Equity and US Large-Cap Equity Income Strategies. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Shinwoo has been with T. Rowe Price since 2009, beginning in the U.S. Equity Division as an investment analyst covering energy. Prior to joining the firm, he served as a summer equity research analyst for MFS Investment Management, focusing on the railroad industry. He also was a senior consultant/engineer for AT&T, Inc., and a managed network operation engineer for Sprint Corp. Shinwoo earned a dual B.S., magna cum laude, in electrical engineering and computer engineering from North Carolina State University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School.

G.	The paragraph in the “GLOSSARY: PORTFOLIO INDEXES” section of the Prospectus related to the Portfolio’s Blended Index is hereby deleted and replaced with the following:

Lipper Global Natural Resources Funds Index. The Lipper Global Natural Resources Funds Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

H.	Effective July 1, 2022, all references and information pertaining to AllianzGI are hereby removed from the Prospectus.

This supplement should be read and retained for future reference.

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